Ally Announces Normalization of Regulatory Capital Requirements at Ally Bank
Commitment to Maintain a Tier 1 Leverage Ratio of At Least 15% and Other Application Commitments Released
DETROIT, August 22, 2017 /PRNewswire/ -- Ally Financial Inc. (NYSE: ALLY) today announced that the Federal Reserve has released Ally Bank from the capital, liquidity, and business plan commitments that had been made in connection with its application for membership in the Federal Reserve System, including the commitment to maintain a Tier 1 leverage ratio of at least 15%. Ally Bank may now manage its capital and liquidity subject to applicable regulatory requirements and, as a result, is expected to distribute a dividend of approximately $2.9 billion to Ally Financial Inc. during the third quarter of 2017.
“The release of these application commitments is a significant milestone for the company,” said Ally Chief Executive Officer Jeffrey J. Brown. “This development completes the process of normalizing our regulatory framework, allowing us to optimize our capital and funding structure on a level playing field with other banks, and is a critical step in ensuring we remain on track for delivering on our financial and strategic objectives.”
About Ally Financial Inc.
Ally Financial Inc. (NYSE: ALLY) is a leading digital financial services company and a top 25 U.S. financial holding company offering financial products for consumers, businesses, automotive dealers and corporate clients. Ally's legacy dates back to 1919, and the company was redesigned in 2009 with a distinctive brand, innovative approach and relentless focus on its customers. Ally has an award-winning online bank (Ally Bank Member FDIC and Equal Housing Lender), one of the largest full service auto finance operations in the country, a complementary auto-focused insurance business, a growing digital wealth management and online brokerage platform, and a trusted corporate finance business offering capital for equity sponsors and middle-market companies.
The company had approximately $164.3 billion in assets as of June 30, 2017. For more information, visit the Ally press room at http://media.ally.com or follow Ally on Twitter: @AllyFinancial.
Forward-Looking Statements
This press release and any related communications should be read in conjunction with the financial statements, notes, and other information contained in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts-such as our statements about targets and expectations for various financial and operating metrics. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “pursue,” “seek,” “continue,” “estimate,” “project,” “outlook,” “forecast,” “potential,” “target,” “objective,” “trend,” “plan,” “goal,” “initiative,” “priorities,” or other words of comparable meaning or future-tense or conditional verbs such as “may,” “will,” “should,” “would,” or “could.” Forward-looking statements convey our expectations, intentions, or forecasts about future events, circumstances, or results. All forward-looking statements, by their nature, are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Actual future objectives, strategies, plans, prospects, performance, conditions, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events or circumstances to differ from those in forward-looking statements are described in our Annual Report on Form 10-K for the year ended December 31, 2016, our subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, or other applicable documents that are filed or furnished with the U.S. Securities and Exchange Commission (collectively, our “SEC filings”). Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made, except as required by applicable securities laws. You, however, should consult further disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent SEC filings.
Contact:
Michael Brown
Ally Investor Relations
704-444-5225
michael.t.brown@ally.com
Sari Jensen
Ally Communications (Media)
646-781-2539
sari.jensen@ally.com